                                                                    EXHIBIT 24.2

                                POWER OF ATTORNEY

     We, the undersigned officers and directors of Moore Corporation Limited, an Ontario corporation (the "Corporation"), hereby severally constitute Jennifer O. Estabrook and James A. Mathieu our true and lawful attorneys with full power of substitution, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 of the Corporation filed herewith (the "Registration Statement") relating to the shares and plan interests issued under the 2001 Long Term Incentive Plan, and any and all amendments thereto, and generally to do all such things in our name and on our behalf in our capacities as officers and directors to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to such Registration Statement and any and all amendments thereto, including post-effective amendments.


SIGNATURE                  TITLE                               DATE
---------                  -----                               ----

                           Chairman of the                          , 2001
--------------------       Board of Directors
R. T. Ammon

                           President, Chief                         , 2001
-----------------------    Executive Officer
R. G. Burton               and Director

                           Executive Vice President,                , 2001
-----------------------    Chief Financial Officer
R. B. Lewis

                           Senior Vice President,                   , 2001
-----------------------    Controller
M. S. Hiltwein


R. J. Daniels              Director                     September 26, 2001
-----------------------
R. J. Daniels


-----------------------    Director                                 , 2001
S. A. Dawe

SIGNATURE                  TITLE                         DATE
---------                  -----                         ----


                           Director                               , 2001
-----------------------
A. C. Eckert III

                           Director                               , 2001
-----------------------
D. R. McCamus

                           Director                               , 2001
-----------------------
N. N. Minow

                           Director                               , 2001
-----------------------
L.H. Schipper, M.C., Q.C.

                           Director                               , 2001
-----------------------
J. W. Stevens